Supplement dated March 16, 2012

to the Class A, Class B, Class C, and Class P Shares Prospectus

for Principal Funds, Inc.

dated February 29, 2012

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

Global Diversified Income Fund

On or about March 30, 2012, make the following changes.

Under the Principal Investment Strategies heading, delete the seventh paragraph (it begins “A portion of the Fund’s assets may be invested in a diversified portion of bonds”) and substitute:

A portion of the Fund’s assets may be invested in a diversified portfolio of fixed income securities and derivative instruments issued primarily by governments, their agencies, local authorities and instrumentalities and corporate entities domiciled in or exercising the predominant part of their economic activities in emerging markets.  Here, "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and MSCI Emerging Markets Index) and any country included in any J.P. Morgan emerging market bond index. These countries generally include every nation in the world except the United States, Canada, Japan, and Australasia, and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Typically, non-dollar currency exposure will not be hedged.

In the Performance section, add this paragraph immediately above the Total Returns as of December 31 heading:

Effective March 31, 2012, the weightings for the Global Diversified Income Custom Index will change to the following: 38% Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index; 20% blend of 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index and 50% Barclays Capital U.S. Tier I Capital Securities Index; 14% J.P. Morgan EMBI Global Diversified Index; 5% MSCI All Country World Value Index; 6% Tortoise Midstream MLP Index; 7% blend of 65% S&P 500 Utilities Index, 25% S&P 500 Telecom Services Index and 10% S&P 500 Energy Index; 5% FTSE EPRA/NAREIT Developed Index; and 5% Barclays Capital Investment Grade CMBS Index.

In the Average Annual Total Returns table, add:

Average Annual Total Returns
For the periods ended December 31, 2011	1 Year	Life of Fund
J.P. Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses, or taxes)	7.35	17.85

Under the Management and Sub-Advisors headings, add the following:

Stone Harbor Investment Partners LP

MANAGEMENT OF THE FUNDS

The Sub-Advisors

Delete the first paragraph of text describing Principal Global Investors, LLC and substitute:

Principal Global Investors, LLC ("PGI"), 801 Grand Avenue, Des Moines, IA 50392, is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investment primarily for institutional investors, including Principal Life. PGI's headquarters address is 801 Grand Avenue, Des Moines, IA 50392. Its other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations including London, Sydney and Singapore.

On or about March 30, 2012, under the heading for Principal Global Investors, LLC (“PGI”), delete the reference to the emerging market debt portion of the Global Diversified Income Fund from the paragraph listing funds for which PGI serves as a sub-advisor.

In the Section for Principal Real Estate Investors, LLC, delete the information related to Matt Richmond and substitute:

Matt Richmond has been with Principal – REI since 1994. He earned a bachelor’s degree in Finance from University of Nebraska and an M.B.A. from the University of Iowa.

On or about March 30, 2012, add the following new section:

Sub-Advisor:    Stone Harbor Investment Partners LP (“Stone Harbor”), West 52nd Street, 16th Floor,
New York, New York 10019, was established in 2006 and provides investment advisory services to clients located throughout the world.

Stone Harbor is the sub-advisor for the emerging market debt portion of the Global Diversified Income Fund.

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